First Financial Northwest, Inc.

unique. innovative. solutions.

March 2018

NASDAQ GS Symbol: FFNW

Joseph W. Kiley III — President & Chief Executive Officer

Richard P. Jacobson — Executive Vice President, Chief Financial Officer, and Chief Operations Officer

Forward Looking Statement

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts but instead represent management's current expectations and forecasts regarding future events many of which are inherently uncertain and outside of our control. Actual results may differ, possibly materially from those currently expected or projected in these forward-looking statements. Factors that could cause our actual results to differ materially from those described in the forward-looking statements can be found in First Financial Northwest's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission which are available on the investor relations portion of our website at www.ffnwb.com and on the SEC's website at www.sec.gov. First Financial Northwest does not undertake any obligation to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.


unique
partner
innovative
connected
First Financial
Northwest Bank
unique. innovative. solutions.

Company Highlights

Company Highlights

Holding Company: First Financial Northwest, Inc.

- IPO October 2007 – NASDAQ Global Select Market: FFNW
- Revoked 10(l) election – became a Bank Holding Co. – 3/31/2015
- All time high stock price $21.29 – 2/1/17
- All time low stock price $3.25 – 11/30/10
- **Closing stock price $15.97 – 3/1/18**

Community Bank: First Financial Northwest Bank

- **Organized in 1923 as a state savings and loan association**
- Converted to a Washington State chartered mutual savings bank in 1992
- Formed Mutual Holding Company in 2002
- **Converted to a Washington State chartered commercial bank in February 2016**

Market Area:

Headquartered in Renton, Washington

- Serving customers along the I-5 & 1-405 corridors in Western Washington
- **Primary focus on King, Snohomish and North Pierce counties**

Contemporary/Innovative Offices and Efficient Operations

- De novo expansion: Mill Creek, Edmonds, The Landing in Renton, Bellevue, and The Junction in Bothell (Q1 2018)
- Acquired 4 strategically located branches from Opus Bank in Q3 2017: Clearview, Smokey Point, Lake Stevens (Snohomish County) and Woodinville (King County)

Senior Management Team

Name	Title	Years with FFNWB	Years in Industry
Joseph W. Kiley III	President, Chief Executive Officer	5	30
Richard P. Jacobson	EVP, Chief Financial Officer, and Chief Operating Officer	4	29
Ronnie J. Clariza	SVP, Chief Risk Management Officer (FFNWB)	14	16
Dalen D. Harrison	SVP, Chief Deposit Officer (FFNWB)	3	34
Simon Soh	SVP, Chief Credit and Lending Officer (FFNWB)	7	28

Over 27 Years Average Experience

Puget Sound Region

- Current FFNWB Branch Locations
- Future FFNWB Branch Location
- Location of Former Opus Branches Acquired

Suburban Strategy – Surround Seattle and Bellevue Proper



Camano
Port Susan
Arlington
Smokey Point
Tulalip Indian Reservation
North Marysville
Granite Falls
Tulalip
Marysville
Mount Pilchuck
Freeland
Lake Stevens
Everett
Ebey Island
Useless Bay
Snohomish
Mukilteo
Mill Creek
North Creek
Clearview
Monroe
Sultan
Gold Bar
Edmonds
Lynnwood
Kingston
Brier
Woodway
Port Madison I.R.
Bothell
Lake Forest Park
Woodinville
Duvall
Suquamish
Kingsgate
White
Puget Sound
Kirkland
Redmond
Carnation
Bainbridge Island
Seattle
Bellevue
Sammamish
Mercer Island
Fall City
Newcastle
Issaquah
Snoqualmie
Tiger Mountain
Bryn Mawr
East Renton Highlands
North Bend
Riverton Heights
Renton
Mirrormont
Riverbend
Tukwila
Vashon

First Financial Northwest, Inc.

Branch Experience

Technology Centered Branch Concept








First Financial
Northwest Bank


innovative
connected
unique
partner


Edmonds
Arts & Culture Calendar


First Financial
Northwest Bank

Contemporary/Innovative Branches


Unique Solutions for You
Innovative Tools for Your Business
Meet our Bankers
BaZing
Life is More Than Banking
Let's Get Social
Google Maps
City of Mill Creek
Mill Creek Business Association
First Financial Northwest Bank
Touch the Screen to Learn More

Close up of wall iTouch screen


innovative
energy



72% of Millennials use mobile devices for banking

vs.

50% - Gen X
19% - Boomers

but . . .

63% of Millennials use branches

vs.

68% - Gen X
69% - Boomers*

*Source: Wall Street Journal 5/31/2016

First Financial Northwest, Inc.

Best Branch Experience Award



First Financial Northwest Bank, Best Branch Experience (small/medium bank)*

The Best in Bank Customer Experience Awards honor innovative, consumer-focused financial institutions and fintech providers whose branches and technologies are heightening the customer experience

"This branch projects warmth and a welcoming, community orientation. It features a pleasant open layout, with well-defined spaces, thoughtfully integrated technology balanced with human interaction."

"Tech bars and a virtual brochure add futuristic touch to the bank branch."

*Presented by Networld Media Group at the Bank Customer Experience Summit, September 19, 2017.

Local Economy

Drivers of the U.S. Economy – Big Tech


BIG TECH
FACEBOOK (FB)
187.07
1.70
(0.92%)
AMAZON.COM (AMZN)
1,345.21
17.90
(1.35%)
MICROSOFT (MSFT)
91.86
0.25
(0.27%)
ALPHABET INC (GOOGL)
1,170.87
6.71
(0.58%)
APPLE (AAPL)
177.99
0.99
(0.56%)

* 1/23/2018 10:00 AM EST

Puget Sound Region Tenants

"Big Tech" Presence in the Region

Company	Office and Industrial Space Occupied [(1)]
BOEING	15.85 million square feet
Microsoft	14.7 million square feet
amazon	12.19 million square feet [(2)]
NORDSTROM	1.27 million square feet
	1.26 million square feet [(3)]
Google	1.23 million square feet
	889,033 square feet
facebook	828,609 square feet
expedia inc.	528,232 square feet

Source: Puget Sound Business Journal, July 7, 2017
(1) Includes owned and leased property in the Puget Sound region
(2) In addition to its warehouse space, Amazon.com is poised to occupy 12 million square feet of office space in the Puget Sound region by 2022; it currently occupies about 8.8 million square feet of office space.
(3) Some sources put Starbucks' footprint as large as 1.35 million square feet.

Boeing Renton Represents 80% of Backlog

BOEING

Model Series	Orders	Deliveries	Unfilled
		Total Unfilled Orders Through January 2018	5,831
737 MAX	4,307	80	4,227
NEXT-GENERATION 737 (-700, -800, -800A, 900ER)	6,818	6,401	417
Boeing Business Jets (BBJ, BBJ2)	144	140	4
		Total Unfilled Orders for 737 Model Series	4,648

The 737…The Most Successful Commercial Aircraft in the History of Aviation

Every 1.9 Seconds, a 737 Lands or Takes Off Somewhere Around the World

About 30% of World's Fleet of Commercial Jetliners Are Produced in Renton

Current Performance Metrics


January 29, 2016
737 MAX FIRST FLIGHT

Key Financial Ratios

Recent Branch Expansion is Temporarily Driving Increased Costs

	At or For the Quarter Ended				
	Dec 31, 2017	**Sep 30, 2017**	**Jun 30, 2017**	**Mar 31, 2017**	**Dec 31, 2016**
Performance Ratios:					
Return on assets	**0.80%**	0.66%	0.70%	0.91%	1.12%
Return on equity	**6.70**	5.13	5.22	6.76	8.58
Equity-to-assets ratio	**11.79**	12.10	13.27	13.37	13.31
Interest rate spread	**3.51**	3.38	3.47	3.51	3.53
Net interest margin	**3.65**	3.53	3.60	3.64	3.65
Efficiency ratio	**66.69**	67.64	70.27	64.57	57.96
Noninterest expense/average total assets	**2.34**	2.42	2.57	2.35	2.17
Capital Ratios: (1)					
Tier 1 leverage ratio	**10.20%**	10.80%	11.46%	11.57%	11.17%
Total capital ratio	**13.77**	14.20	15.19	15.65	15.63
Asset Quality Ratios: (2)					
Nonperforming assets/total assets	**0.05%**	0.17%	0.22%	0.27%	0.31%
ALLL as a percent of total loans	**1.28**	1.28	1.29	1.31	1.32
ALLL as a percent of nonperforming loans	**7,196.65**	6,545.95	1,935.68	1,853.49	1,276.34

(1) Capital ratios are for First Financial Northwest Bank only.
(2) Loans are reported net of undisbursed funds.

Consolidated Income and Total Assets

Quarter Ended (Dollars in thousands)

	Dec 31, 2017	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016
Net interest income	$ 10,388	$ 9,375	$ 8,997	$ 8,862	$ 9,304
Provision (recapture of provision) for loan losses	(1,200)	500	100	200	(100)
Net interest income after (recapture) provision	11,588	8,875	8,897	8,662	9,404
Total noninterest income (1)	211	731	731	535	790
Total noninterest expense	7,069	6,836	6,836	6,068	5,850
Income before federal income tax provision	4,730	2,770	2,792	3,129	4,344
Federal income tax provision (2)	2,324	909	924	785	1,323
Net income	$ 2,406	$ 1,861	$ 1,868	$ 2,344	$ 3,021
Total assets	$ 1,210,229	$ 1,163,578	$ 1,081,708	$ 1,060,520	$ 1,037,584

Improving Net Interest Income

(1) Following the passage of the U.S. Tax Cuts and Jobs Act of 2017 (the "Tax Act"), the Company restructured a portion of its investment portfolio by selling fixed-rate securities in a loss position and purchasing adjustable rate securities, incurring a $670,000 loss on sale.
(2) Also related to the Tax Act, the Company recorded a charge of $807,000 through its federal income tax provision for the quarter ended December 31, 2017, related to the Company's net deferred tax asset revaluation as a result of the new lower enacted corporate income tax rates.

Total Loan Portfolio

Net Loans Receivable Increased $173.6M to $988.7M from December 31, 2016


Net CRE Concentration 514.0% of Adjusted Capital*
Business & Consumer $32.2M 2.9%
Construction $237.6M 21.7%
1-4 Family $278.7M 25.5%
Multifamily $184.9M 16.9%
CRE $361.8M 33.0%
1-4 Family
Multifamily
CRE
Construction
Business & Consumer

*Bank only at December 31, 2017

Yields

Total Asset Yields Improving



6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
5.36%
5.21%
5.23%
5.19%
5.11%
5.15%
5.00%
4.92%
4.92%
4.93%
4.91%
4.95%
5.05%
4.34%
4.13%
4.16%
4.12%
4.10%
4.25%
4.39%
4.42%
4.47%
4.52%
4.54%
4.51%
4.67%
1.78%
1.73%
1.71%
1.87%
2.02%
2.10%
2.27%
2.36%
2.49%
2.66%
2.69%
2.59%
2.52%
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016
Q3 2016
Q4 2016
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Yield on Loans
Total Yield
Yield on Securities

Composition of Deposits

(excludes Bank-Owned and Brokered Deposits*)

12/31/2012

Total Deposit Base: $665.7M


3.3%
Checking
$22.0M
2.7%
Savings
$18.3M
24.3%
MMAs
$161.7M
69.7%
CDs
$463.7M

12/31/2015

Total Deposit Base: $609.2M


Checking
$45.7M
7.5%
Savings
$28.3M
4.6%
CDs
$323.8M
53.2%
MMAs
$211.4M
34.7%

Impact of New Branches – Growth in Core Deposits

12/31/2016

Total Deposit Base: $642.0M


Checking
$52.0M
8.1%
Savings
$28.4M
4.4%
CDs
$356.6M
55.5%
MMAs
$205.0M
31.9%

12/31/2017

Total Deposit Base: $764.0M


Checking
$83.6M
10.9%
Savings
$28.5M
3.7%
CDs
$333.3M
43.6%
MMAs
$318.6M
41.7%

* Brokered Deposits were $75.5 million at 12/31/17 and 12/31/16, $66.2 million at 12/31/15, and none at 12/31/12.

Branch Expansion Strategy

Expands our geographical footprint to attract new customers, grow core deposits and diversify deposit mix

Location	County	Type	Opened	Deposits (in thousands)	
				9/30/2017	12/31/2017
Renton	King	Headquarters	1923	$588,428	$597,732
Mill Creek	Snohomish	*De Novo*	Q3 2015	$21,184	$24,984
Edmonds	Snohomish	*De Novo*	Q1 2016	$25,835	$24,957
The Landing Renton	King	*De Novo*	Q3 2016	$19,686	$22,445
Crossroads/Bellevue	King	*De Novo*	Q2 2017	$9,831	$20,876
Woodinville	King	Acquired	Q3 2017	$33,446	$33,312
Clearview/Snohomish	Snohomish	Acquired	Q3 2017	$19,991	$17,571
Lake Stevens	Snohomish	Acquired	Q3 2017	$9,406	$8,644
Smokey Point/Arlington	Snohomish	Acquired	Q3 2017	$12,445	$13,493
The Junction Bothell	*King*	*De Novo*	*Q1 2018 (Expected)*	--	--

Retail Branch Fee Income
(in thousands)



$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$1,365
$1,074
$919
$813
$391
$446
$181
$183
$261
$181
$208
2014
2015
2016
2017
Deposit related fees
Wealth management revenue*
Total retail branch fee income

* The Bank began offering wealth management services during the second quarter of 2015.

Average Cost of Funds



Rising Cost of Funds Due Primarily To Increases in FHLB Borrowing Rates
1.50%
1.45%
1.40%
1.35%
1.30%
1.25%
1.20%
1.15%
1.10%
1.05%
1.00%
0.95%
0.90%
0.85%
0.80%
0.75%
0.70%
0.65%
0.60%
0.55%
0.50%
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016
Q3 2016
Q4 2016
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Total COF
Deposit COF
FHLB Advances COF
0.95% 0.91% 0.86% 0.84% 0.86% 0.88% 0.87% 0.87% 0.89% 0.91% 0.88% 0.88% 0.91% 0.97% 1.03% 1.08% 1.11%
0.96% 0.92% 0.85% 0.81% 0.84% 0.86% 0.85% 0.85% 0.87% 0.90% 0.87% 0.91% 0.93% 0.95% 0.98% 1.00% 1.02%
0.83% 0.86% 0.89% 0.95% 0.95% 0.95% 0.95% 0.95% 0.97% 0.98% 0.89% 0.79% 0.83% 1.05% 1.24% 1.40% 1.46%

First Financial Northwest, Inc.

Efficient Operations

Current Branch Expansion is Temporarily Driving Rising Costs


80%
70%
60%
50%
40%
30%
20%
10%
0%
4.00%
3.00%
2.00%
1.00%
0.00%
52%
56%
57%
54%
58%
56%
62%
66%
66%
70%
68%
55%
58%
65%
70%
68%
67%
2.00%
1.99%
2.09%
1.99%
2.06%
1.84%
2.06%
2.22%
2.17%
2.41%
2.53%
2.01%
2.17%
2.35%
2.57%
2.42%
2.34%
Q3 2017 FDIC
Overhead to
Average Assets
(WA median) 2.99%*
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016
Q3 2016
Q4 2016
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Efficiency Ratio (left scale)
Noninterest Expense/Average Assets (right scale)

* Source: FDIC State Profile, Third Quarter 2017 - Washington

Interest Rate Risk

Interest Rate Risk Modeling Results

September 30, 2016

From Liability Sensitive…

Net Interest Income Change at September 30, 2016

Basis Point Change in Rates	Net Interest Income		% Change
	(Dollars in thousands)		
+300	$	31,389	(9.81)%
+200	$	32,553	(6.46)
+100	$	33,734	(3.07)
Base	$	34,802	—
(100)	$	35,465	1.91

*This table illustrates the estimated change in our net interest income over the next 12 months from September 30, 2016, that would occur in the event of an instantaneous change in interest rates equally across all maturities, with no effect given to any steps that we might take to counter the effect of that interest rate movement. This is not a forecast or prediction of future events, but is used as a tool for measuring potential risk. For additional information, including the various assumptions used in this modeling, see the Form 10-Q for the quarter ended September 30, 2016. In an effort to protect against rising interest rates, we entered into an interest rate swap agreement in the fourth quarter of 2016. Refer to our 2016 Form 10-K for details.

Interest Rate Risk Modeling Results

September 30, 2017

…To Essentially Neutral

Net Interest Income Change at September 30, 2017

Basis Point Change in Rates	Net Interest Income		% Change
	(Dollars in thousands)		
+300	$	36,482	(2.64)%
+200	$	36,811	(1.76)
+100	$	37,232	(0.64)
Base	$	37,470	—
(100)	$	37,400	(0.19)

*This table illustrates the estimated change in our net interest income over the next 12 months from September 30, 2017, that would occur in the event of an instantaneous change in interest rates equally across all maturities, with no effect given to any steps that we might take to counter the effect of that interest rate movement. This is not a forecast or prediction of future events, but is used as a tool for measuring potential risk. For additional information, including the various assumptions used in this modeling, see the Form 10-Q for the quarter ended September 30, 2017. In an effort to protect against rising interest rates, we entered into an interest rate swap agreement in the fourth quarter of 2016. Refer to our 2016 Form 10-K for details.

Asset Quality







Nonperforming Loans & Assets



10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Note: Total Delinquent (>30 days) Loans
EOP Q4 2017 $101,000
6.92%
6.25%
5.76%
5.41%
4.78%
4.63%
4.01%
3.46%
3.21%
2.79%
2.44%
1.85%
1.53%
Includes TDRs as reported
by SNL Financial
0.20%
1.13%
0.39%
0.86%
0.36%
0.72%
0.35%
0.68%
0.16%
0.48%
0.14%
0.47%
0.14%
0.34%
0.12%
0.32%
0.10%
0.31%
0.07%
0.27%
0.07%
0.22%
0.02%
0.17%
0.02%
0.05%
2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016
Q3 2016
Q4 2016
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Nonperforming Loans as a percent to loans receivable, net
Nonperforming Assets as a percent to total assets
Nonperforming Assets (including TDRs) as a percent to total assets, as reported by SNL

Historical Industry Annual Loan Net Charge-Off Rates



Historical Annual Loan Net Charge-Off Rates
by Loan Type (without Credit Cards)
6%
0%
C&D loan net charge-off
histories more than
double other loan types
Cumulative charge-off %'s ~
8.3% for thrift crisis
15.0% for financial crisis
1.9%
3.1%
3.0%
2.2%
1.6%
1.8%
5.8%
5.7%
3.5%
2.9%
2.7%
1.3%
1.3%
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
Multi-Family
CRE Loans
C&I Loans
C&D Loans
HELOCs

Source: Compiled for the Western Independent Bankers 2016 Directors Conference from FDIC Quarterly Banking Profile statistics


unique.
innovative.
solutions.
First Financial
Northwest, Inc.
Nasdaq
BROADWAY
@Nasdaq

Stock Performance

FFNW Ownership Summary

Approximately 43% Institutional Ownership

Top 20 Institutions	Position	Pos Change	% O/S	Mkt Val	Date	Source
Dimensional Fund Advisors, L.P.	927,552	-1,804	8.62%	14,386,332	12-31-2017	13F
Renaissance Technologies LLC	675,700	-17,300	6.28%	10,480,107	12-31-2017	13F
BlackRock Institutional Trust Company, N.A.	407,187	7,557	3.78%	6,315,470	12-31-2017	13F
The Vanguard Group, Inc.	344,096	-2,009	3.20%	5,336,929	12-31-2017	13F
Thomson Horstmann & Bryant, Inc.	285,205	-4,208	2.65%	4,423,530	12-31-2017	13F
Numeric Investors LLC	172,935	-22,315	1.61%	2,682,222	12-31-2017	13F
Context BH Capital Management, LP	172,447	349	1.60%	2,674,653	12-31-2017	13F
Kennedy Capital Management, Inc.	158,849	108,593	1.48%	2,463,748	12-31-2017	13F
State Street Global Advisors (US)	145,130	8,898	1.35%	2,250,966	12-31-2017	13F
Bridgeway Capital Management, Inc.	119,982	-150	1.11%	1,860,921	12-31-2017	13F
Northern Trust Investments, Inc.	83,684	-1,393	0.78%	1,297,939	12-31-2017	13F
LSV Asset Management	76,581	-1,704	0.71%	1,187,771	12-31-2017	13F
PanAgora Asset Management Inc.	73,255	1,220	0.68%	1,136,185	12-31-2017	13F
Morgan Stanley & Co. LLC	73,006	2,325	0.68%	1,132,323	12-31-2017	13F
Geode Capital Management, L.L.C.	66,824	1,229	0.62%	1,036,440	12-31-2017	13F
Deutsche Asset Management Americas	58,563	-254	0.54%	908,312	12-31-2017	13F
Mellon Capital Management Corporation	54,033	9,597	0.50%	838,052	12-31-2017	13F
Bank of America Merrill Lynch (US)	52,012	8,339	0.48%	806,706	12-31-2017	13F
Nuveen LLC	36,373	0	0.34%	564,145	12-31-2017	13F
Prospector Partners, LLC	35,682	0	0.33%	553,428	12-31-2017	13F

Top 10 Insiders	Position	Pos Change	% O/S	Mkt Val	Date	Source
First Financial Northwest, Inc. ESOP	1,160,591	-84,057	10.78%	18,000,776	02-08-2018	13D/A
First Financial Northwest Foundation	1,050,000	0	9.76%	16,285,500	02-09-2018	13G/A
Lee Joann E	95,604	-6,619	*	1,624,312	08-08-2017	Form 4
Faull Gary F	84,877	1,739	*	1,442,060	06-14-2017	Form 4
Soh Simon	34,171	-1,878	*	580,565	10-18-2017	Form 4
Kiley Joseph W III	25,000	-4,250	*	424,750	09-19-2017	Form 4
Clariza Ronnie J	17,430	3,117	*	296,136	11-29-2016	Form 4
Jacobson Richard P	15,500	-2,200	*	263,345	07-17-2017	Form 4
Stevens Daniel L	6,581	1,739	*	111,811	06-14-2017	Form 4
Padrick Kevin	4,081	1,739	*	69,336	06-14-2017	Form 4

*Less than 2% of shares outstanding

Source: Nasdaq
Note: Most recent available data as of 02/28/2018.

Total Return – FFNW vs. KRX

12/31/2012 to 1/25/2018


FFNW Performance In-Line with KRX
200%
180%
160%
140%
120%
100%
80%
60%
40%
20%
0%
-20%
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16
Sep-16
Dec-16
Mar-17
Jun-17
Sep-17
Dec-17
126%
125%
FFNW (+125%)
KRX (+126%)

Source: SNL Financial
Note I: The KBW Regional Bank Index (KRX) is a composition of 50 regionally diversified mid & small-cap banking institutions in the U.S. and is calculated using an equal-weighted method.
Note II: KRX total return represents the median total return of the 50 KRX constituents.
Note III: Index constituents as of 1/25/2018.

First Financial Northwest, Inc.

FFNW Historical Share Repurchase Program



Discount to Book Value
Discount to VWAP
2013
Total Shares Rep.: 2,728,018
Total Shares Rep. / ADTV: 47.9x
2014
Total Shares Rep.: 1,594,033
Total Shares Rep. / ADTV: 34.4x
2015
Total Shares Rep.: 1,521,817
Total Shares Rep. / ADTV: 38.5x
2016
Total Shares Rep.: 2,864,389
Total Shares Rep. / ADTV: 64.7x
2017
Total Shares Rep.: 326,800
Total Shares Rep. / ADTV: 11.3x
Shares Repurchased (mm)
Stock Price
10.0
9.0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
$22.00
$20.00
$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
Q1 '13
Q2 '13
Q3 '13
Q4 '13
Q1 '14
Q2 '14
Q3 '14
Q4 '14
Q1 '15
Q2 '15
Q3 '15
Q4 '15
Q1 '16
Q2 '16
Q3 '16
Q4 '16
Q1 '17
Q2 '17
Q3 '17
Q4 '17
Cumulative Shares Repurchased
Additional Shares Repurchased
Stock Price

2013	Q2	Q3	Q4
Shares Rep. (mm)	1.656	0.502	0.572
Rep. Price	$9.97	$10.71	$10.88
P / (D) to Q. VWAP	3.5%	0.4%	2.0%
Price / TBVPS	0.92x	0.97x	0.97x

2014	Q2	Q3	Q4
Shares Rep. (mm)	0.993	0.274	0.327
Rep. Price	$10.90	$10.91	$11.40
P / (D) to Q. VWAP	2.2%	1.5%	0.1%
Price / TBVPS	0.94x	0.93x	0.95x

2015	Q1	Q2	Q3	Q4
Shares Rep. (mm)	0.268	0.397	0.403	0.454
Rep. Price	$12.00	$11.95	$12.37	$12.54
P / (D) to Q. VWAP	(1.2%)	(1.5%)	(0.1%)	(2.8%)
Price / TBVPS	0.99x	0.98x	1.00x	1.01x

2016	Q1	Q2	Q3	Q4
Shares Rep. (mm)	0.314	0.122	1.432	0.996
Rep. Price	$13.36	$13.42	$14.00	$14.51
P / (D) to Q. VWAP	(0.1%)	1.4%	1.6%	(12.2%)
Price / TBVPS	1.07x	1.06x	1.10x	1.15x

2017	Q2	Q3	Q4
Shares Rep. (mm)	0.023	0.291	0.014
Rep. Price	$15.93	$15.99	$15.99
P / (D) to Q. VWAP	(1.3%)	(2.0%)	(3.7%)
Price / TBVPS	1.23x	1.24x	1.21x

Note: Quarterly volume-weighted average price ("VWAP") calculation includes all trading days during the quarter indicated.

Source: SNL Financial and Company documents as of 12/31/2017.

Recent Stock Repurchase Program

- Effective May 30, 2017 and expired on November 30, 2017
- Authorized repurchase of up to 1,100,000 shares of the Company's common stock, or 10% of outstanding shares, up to $15 million
- 326,800 shares repurchased at an average price of $15.99 per share

Strategic Initiatives











Strategic Initiatives - Ongoing

- Effectively deploy capital and lower cost of funds by evaluating organic growth and/or acquisition of earnings assets, branches, or whole banks
- Continue to develop an efficient deposit gathering strategy by embracing technology to continue diversifying deposit composition
- Branch expansion strategy implemented in 2015 expanding our footprint in the geographical area we serve, attracting new customers, expanding our core and lower cost deposits, and diversifying the deposit mix
- Tenth branch location expected to open at The Junction in Bothell in Q1 2018
- Regulatory Relations – Federal Reserve San Francisco, FDIC, and Washington DFI (semi-annually); FHLB (quarterly)

Strategic Initiatives - Recent

Target 10% Annual Growth

New Market Niches

Areas to diversify portfolio and broaden growth opportunities for Bank within current risk tolerance levels.

Aircraft Lending

Launched in 2017

- Indirect lending via the Aircraft Owners and Pilots Association (AOPA) Aviation Finance Company and direct lending nationwide.
- Primarily commercial loans to individuals (pilots) and businesses using aircraft for transportation.
- Lending based upon a predominantly asset centered model on very specific type/model of aircraft proven/historically to maintain value.

Participations & Whole Loans Purchases

Supplement Pacific Northwest Organic Loan Growth

- Loans include those with underlying collateral within areas of Washington State outside our primary market area or in other states.
- Sellers of loans reviewed for management/lending experience, financial condition, asset quality metrics, and regulatory matters.
- Loans acquired through participation or purchase must meet Bank's underwriting standards.

Community Involvement

Top 10 CRA Hour Recipients

Organization
Junior Achievement
Renton School District – Middle / High Schools
Habitat for Humanity
YWCA
Renton Area Youth & Family Services
Renton Technical College and Foundation
DECA
Renton Downtown Partnership
Financial Beginnings
Peace for the Streets by Kids from the Streets

"Dress Down for Charity" Program Gives Employees Opportunity to Wear Casual Dress on Friday by Donating to a Designated Charity

- Helps Bank meet CRA requirements
- All employees have CRA hours tied to Incentive Payout
- 9.1 average CRA qualified hours per employee in 2017


WORKERS BENEFITING FROM TAX REFORM
EVERSOURCE
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FIVE SENSES
spa · salon · barbershop

Thank You!